Exhibit 99.2
VF CORPORATION
Supplemental Financial Information
Reconciliation of Select GAAP Measures to Non-GAAP Measures - VF Adjusted Excluding Dickies
(Unaudited)
(In thousands)

Three Months Ended June 29, 2024	Historical VF - as reported under GAAP (a)	Adjustments (b)	VF Adjusted	Less: Adjusted Contribution from Dickies (c)	VF Adjusted Excluding Dickies
Revenues	$1,769,060	$—	$1,769,060	$116,791	$1,652,269

Gross profit	905,678	412	906,090	50,660	855,430
Percent	51.2%		51.2%		51.8%

Operating income (loss)	(123,020)	18,339	(104,681)	1,109	(105,790)
Percent	(7.0%)		(5.9%)		(6.4%)

Three Months Ended September 28, 2024	Historical VF - as reported under GAAP (a)	Adjustments (b)	VF Adjusted	Less: Adjusted Contribution from Dickies (c)	VF Adjusted Excluding Dickies
Revenues	$2,757,948	$—	$2,757,948	$152,403	$2,605,545

Gross profit	1,440,557	—	1,440,557	63,028	1,377,529
Percent	52.2%		52.2%		52.9%

Operating income	273,903	41,279	315,182	14,426	300,756
Percent	9.9%		11.4%		11.5%

Three Months Ended December 28, 2024	Historical VF - as reported under GAAP (a)	Adjustments (b)	VF Adjusted	Less: Adjusted Contribution from Dickies (c)	VF Adjusted Excluding Dickies
Revenues	$2,833,912	$—	$2,833,912	$133,599	$2,700,313

Gross profit	1,595,174	—	1,595,174	59,038	1,536,136
Percent	56.3%		56.3%		56.9%

Operating income	225,777	98,282	324,059	5,588	318,471
Percent	8.0%		11.4%		11.8%

Three Months Ended March 29, 2025	Historical VF - as reported under GAAP (a)	Adjustments (b)	VF Adjusted	Less: Adjusted Contribution from Dickies (c)	VF Adjusted Excluding Dickies
Revenues	$2,143,771	$—	$2,143,771	$139,272	$2,004,499

Gross profit	1,142,456	1,560	1,144,016	60,741	1,083,275
Percent	53.3%		53.4%		54.0%

Operating income (loss)	(72,887)	94,476	21,589	5,607	15,982
Percent	(3.4%)		1.0%		0.8%

Twelve Months Ended March 29, 2025	Historical VF - as reported under GAAP (a)	Adjustments (b)	VF Adjusted	Less: Adjusted Contribution from Dickies (c)	VF Adjusted Excluding Dickies
Revenues	$9,504,691	$—	$9,504,691	$542,065	$8,962,626

Gross profit	5,083,865	1,972	5,085,837	233,467	4,852,370
Percent	53.5%		53.5%		54.1%

Operating income	303,773	252,376	556,149	26,730	529,419
Percent	3.2%		5.9%		5.9%
Continued on following page.

Exhibit 99.2
VF CORPORATION
Supplemental Financial Information
Reconciliation of Select GAAP Measures to Non-GAAP Measures - VF Adjusted Excluding Dickies
(Unaudited)
(In thousands)

Three Months Ended June 28, 2025	Historical VF - as reported under GAAP (a)	Adjustments (b)	VF Adjusted	Less: Adjusted Contribution from Dickies (c)	VF Adjusted Excluding Dickies
Revenues	$1,760,666	$—	$1,760,666	$113,502	$1,647,164

Gross profit	949,002	4,282	953,284	50,437	902,847
Percent	53.9%		54.1%		54.8%

Operating income (loss)	(86,609)	30,782	(55,827)	4,022	(59,849)
Percent	(4.9%)		(3.2%)		(3.6%)

Three Months Ended September 27, 2025	Historical VF - as reported under GAAP (a)	Adjustments (b)	VF Adjusted	Less: Adjusted Contribution from Dickies (c)	VF Adjusted Excluding Dickies
Revenues	$2,802,706	$—	$2,802,706	$140,006	$2,662,700

Gross profit	1,462,444	(239)	1,462,205	64,750	1,397,455
Percent	52.2%		52.2%		52.5%

Operating income	312,620	17,504	330,124	15,168	314,956
Percent	11.2%		11.8%		11.8%

On November 12, 2025, V.F. Corporation (“VF” or the “Company”) completed the previously announced sale of the Dickies® brand (“Dickies”) to Bluestar Alliance LLC for $600.0 million in cash, subject to customary adjustments for cash, working capital and transaction expenses. The Company determined that the sale of Dickies does not represent a strategic shift that will have a major effect on the Company’s operations and financial results, and therefore does not qualify for presentation as a discontinued operation.
Notes:
(a) Represents historical operating results reported by VF in accordance with generally accepted accounting principles in the U.S. ("GAAP"). Note that all historical operating results above reflect the Supreme® brand business as a discontinued operation, through the date of sale. Refer to VF's press releases furnished on Form 8-K on October 28, 2024, January 29, 2025, May 21, 2025, July 30, 2025 (for historical operating results for both the first quarter of Fiscal 2025 and the first quarter of Fiscal 2026), and October 28, 2025 and respective quarterly/annual SEC filings on Forms 10-Q and 10-K for additional detail.
(b) The "Adjustments" columns include certain expenses related to Reinvent (VF’s transformation program), impairment charges, and transaction and deal related activities to derive VF financial information on a non-GAAP basis. Refer to the supplemental financial information provided within VF's press releases and detail below for additional information regarding adjustments.
(c) The "Adjusted Contribution from Dickies" columns represent the Fiscal 2025 quarterly and annual operating results and the first and second quarters of Fiscal 2026 operating results of Dickies on an adjusted basis. Accordingly, these columns exclude Reinvent charges of $0.8 million and $1.5 million in the three months ended June 28, 2025 and September 27, 2025, respectively. These columns also exclude a noncash impairment charge and transaction and deal related activities as described below.
Three months ended June 29, 2024
The description of the adjustments to derive the VF adjusted gross profit and operating loss non-GAAP measures for the three months ended June 29, 2024 is as follows:
•Costs related to Reinvent, including restructuring charges and project-related costs, which totaled $17.8 million. These costs related primarily to severance and employee-related benefits.
•Transaction and deal related activities associated with the review of strategic alternatives for the Global Packs business, consisting of the Kipling®, Eastpak® and Jansport® brands, which totaled $0.5 million.
Three months ended September 28, 2024
The description of the adjustments to derive the VF adjusted operating income non-GAAP measure for the three months ended September 28, 2024 is as follows:
•Costs related to Reinvent, including restructuring charges and project-related costs, which totaled $41.3 million. These costs related primarily to severance and employee-related benefits and expenses related to the engagement of a consulting firm to support VF’s transformation journey.
Three months ended December 28, 2024
The description of the adjustments to derive the VF adjusted operating income non-GAAP measure for the three months ended December 28, 2024 is as follows:
•Costs related to Reinvent, including restructuring charges and project-related costs, which totaled $47.3 million. These costs related primarily to severance and employee-related benefits and expenses related to the engagement of a consulting firm to support VF’s transformation journey.
Continued on following page.

Exhibit 99.2
VF CORPORATION
Supplemental Financial Information
Reconciliation of Select GAAP Measures to Non-GAAP Measures - VF Adjusted Excluding Dickies
(Unaudited)
(In thousands)
•A noncash impairment charge related to the Dickies indefinite-lived trademark intangible asset of $51.0 million. Because Dickies is not considered a discontinued operation, the impairment is considered an adjustment to derive the VF Adjusted non-GAAP measure.
Three months ended March 29, 2025
The description of the adjustments to derive the VF adjusted gross profit and operating income non-GAAP measures for the three months ended March 29, 2025 is as follows:
•Costs related to Reinvent, including restructuring charges and project-related costs, which totaled $56.2 million. These costs related primarily to severance and employee-related benefits and expenses related to the engagement of a consulting firm to support VF’s transformation journey.
•A noncash goodwill impairment charge related to the Icebreaker reporting unit of $38.2 million.
Twelve months ended March 29, 2025
The description of the adjustments to derive the VF adjusted gross profit and operating income non-GAAP measures for the twelve months ended March 29, 2025 is as follows:
•Costs related to Reinvent, including restructuring charges and project-related costs, which totaled $162.6 million. These costs related primarily to severance and employee-related benefits and expenses related to the engagement of a consulting firm to support VF’s transformation journey.
•Noncash impairment charges related to the Dickies indefinite-lived trademark intangible asset and Icebreaker reporting unit goodwill of $51.0 million and $38.2 million, respectively.
•Transaction and deal related activities associated with the review of strategic alternatives for the Global Packs business, consisting of the Kipling®, Eastpak® and Jansport® brands, which totaled $0.5 million.
Three months ended June 28, 2025
The description of the adjustments to derive the VF adjusted gross profit and operating loss non-GAAP measures for the three months ended June 28, 2025 is as follows:
•Costs related to Reinvent, including restructuring charges and project-related costs, which totaled $30.8 million. These costs related primarily to severance and employee-related benefits and expenses related to the engagement of a consulting firm to support VF’s transformation journey.
Three months ended September 27, 2025
The description of the adjustments to derive the VF adjusted gross profit and operating income non-GAAP measures for the three months ended September 27, 2025 is as follows:
•Costs related to Reinvent, including restructuring charges and project-related costs, which totaled $15.5 million. These costs related primarily to severance and employee-related benefits and expenses related to the engagement of a consulting firm to support VF’s transformation journey.
•Transaction and deal related activities reflect activities associated with the divestiture of Dickies, which totaled $2.0 million.
Non-GAAP Financial Information
The financial information above has been presented on a GAAP basis, on an adjusted basis, which excludes the impact of Reinvent, impairment charges, and transaction and deal related activities, and on an adjusted basis excluding Dickies, which also excludes the operating results of Dickies on an adjusted basis. These adjusted presentations provide non-GAAP measures and are not based on any comprehensive set of accounting rules or principles. Management believes these measures provide investors with useful supplemental information regarding VF's underlying business trends and the performance of VF's ongoing operations and are useful for period-over-period comparisons of such operations.
Management uses the above financial measures internally in its budgeting and review process and, in some cases, as a factor in determining compensation. While management believes these non-GAAP financial measures are useful in evaluating the business, this information should be considered as supplemental in nature and should be viewed in addition to, and not in lieu of or superior to, VF's operating performance measures calculated in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly titled measures presented by other companies. These measures should be used to evaluate the Company’s results of operations only in conjunction with the corresponding GAAP measures.
3